EXHIBIT 10.121
AMENDMENT GAAMD-STAR072307-02 to
PROVIDER MASTER SERVICES AGREEMENT
This Amendment GAAMD-STAR072307-02 effective as of the date it has been signed by both parties (“Effective Date”), between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, (“AT&T Mobility”) a Delaware limited liability company, on behalf of itself and its Affiliates, amends that certain Provider Master Service Agreement dated January 1, 2002.
RECITALS
WHEREAS, AT&T Wireless Services, Inc. and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS AT&T Wireless Services, Inc. assigned its rights and delegated its duties under the MSA and all statements of work thereunder to AT&T Mobility;
WHEREAS AT&T Mobility and StarTek desire to amend the term of the MSA;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the MSA as follows:
1.	Section 8. “Term and Extension of Relationship” of the MSA is hereby deleted in its entirety and it is replaced by the following:

“8. Term and Extension of Relationship

This MSA is effective as of March 21, 2002 (‘Effective Date’) and ends on November 29, 2007.”
3. Except as amended by this Amendment GAAMD-STAR072307-02, the MSA and all responsibilities are not otherwise modified, revoked or superseded and remain in full force and effect.
IN WITNESS WHEREOF, the parties execute this Amendment as of the date stated above.

AT&T Services, Inc.	StarTek USA, Inc.
on behalf off AT&T Mobility LLC

By: /s/ RICHARD STEADMAN	By: /s/ PATRICK M. HAYES

Printed Name: Richard Steadman	Printed Name: Patrick M. Hayes

Title: Director — GSS	Title: COO

Date: 11/1/07	Date: 10/5/07
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

EXHIBIT 10.121
AMENDMENT GAAMD-STAR072307-06 To
STATEMENT OF WORK
This Amendment GAAMD-STAR072307-06 effective as of the date it has been signed by both parties (“Effective Date”), between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, (“AT&T Mobility”) a Delaware limited liability company, on behalf of itself and its Affiliates, amends the statement of work described below.
RECITALS
WHEREAS, AT&T Wireless and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS AT&T Wireless and StarTek executed Amendment No. 001 dated April 1, 2004 to the MSA incorporating a Statement of Work (“SOW”) to provide services to AT&T Wireless;
WHEREAS AT&T Wireless Services, Inc. assigned its rights and delegated its duties under the MSA and all statements of work thereunder to AT&T Mobility;
WHEREAS AT&T Mobility and StarTek desire to amend the term of the of the SOW;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the SOW as follows:
1. Section IV. “Term” of the SOW is hereby deleted in its entirety and it is replaced by the following:
“IV. ‘Term’ This SOW shall begin on April 1, 2004 (“Effective Date”) and end on November 29, 2007.”
2. Except as amended by this Amendment GAAMD-STAR072307-06, the SOW is not otherwise modified, revoked or superseded and remain in full force and effect.
IN WITNESS WHEREOF, the parties execute this Amendment as of the Effective Date.

AT&T Services	StarTek USA, Inc.
on behalf of AT&T Mobility LLC

By: /s/ JEFFREY A. ROLSTEN	By: /s/ PATRICK M. HAYES

Printed Name: Jeffrey A. Rolsten	Printed Name: Patrick M. Hayes

Title: Executive Director	Title: COO

Date: 10/18/07	Date: 10/5/07
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.